UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 21, 2013

SAUER ENERGY, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-53598	26-3261559
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4670 Calle Carga Unit A, Camarillo, CA	93012
(Address of principal executive offices)	(Zip Code)

(888) 829-8748

Registrant’s telephone number, including area code

NA

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

(a) Dismissal of John Kinross-Kennedy

On June 21, 2013 the Board of Directors of Sauer Energy, Inc. dismissed John Kinross-Kennedy(“JKK”) as its independent registered public accounting firm.

The report of JKK on the Company’s financial statements for the years ended August 31, 2012 and 2011 did not contain any adverse opinion or disclaimer of opinion, nor was it qualified or modified as to audit scope or accounting principles but did include an explanatory paragraph and footnote questioning the Company’s ability to continue as a going concern. During the period of JKK’s engagement as the Company’s independent registered public accounting firm through June 21, 2013 (the “Engagement Period”), there were no disagreements as defined in Item 304 of Regulation S-K with JKK on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of JKK, would have caused it to make reference in connection with any opinion to the subject matter of the disagreement. Further, during the Engagement Period, there were no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

The Registrant provided JKK with a copy of this Report prior to its filing with the SEC and requested JKK to furnish the Registrant with a letter addressed to the SEC, stating whether or not it agrees with the statements made above. The Registrant has that letter which is included as Exhibit 16.1 to this Form 8-K.  Mr. Kennedy is retiring and from auditing and we wish him well.

(b) Engagement of W.T. Uniack& Co., CPAs P.C.

On June 21, 2013, the Board of Directors appointed W.T. Uniack& Co., CPAs P.C. (“WTU”), an independent registered public accounting firm which is registered with, and governed by the rules of, the Public Company Accounting Oversight Board, as our independent registered public accounting firm. During our two most recent fiscal years and through June 21, 2013, neither us nor anyone on our behalf consulted WTU regarding either (1) the application of accounting principles to a specified transaction regarding us, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements; or (2) any matter regarding us that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and related instructions to Item 304 of Regulation S-K) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01   Financial Statements and Exhibits

Financial Information

None

Exhibits:

16.1

Letter from JKK.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SAUER ENERGY, INC.
June 27, 2013	By: /s/ Dieter R. Sauer, Jr.
Dieter R. Sauer, Jr. Director and President